UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

Floridian Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53589	20-4539279
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
175 Timacuan Boulevard, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (407) 321-3233

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FLORIDIAN FINANCIAL GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 1.01	Entry into a Material Definitive Agreement.

Sale of Inverness Branch

On January 4, 2011, Orange Bank of Florida (“Orange Bank”), the wholly-owned banking subsidiary of Floridian Financial Group, Inc. (the “Company”), entered into an Agreement to Purchase Assets and Assume Liabilities to sell the Inverness branch of Orange Bank to Old Florida National Bank (“Old Florida”). Old Florida will pay $800 thousand to Orange Bank to purchase the Inverness branch’s real estate and improvements, including furniture and equipment. In addition, Old Florida will assume deposits of approximately $5.8 million, pay no deposit premium, and acquire no loans. The sale is subject to regulatory approval and is expected to close in the first quarter of 2011.

Sale of Interest in Floridian Financial Mortgage, LLC

On December 31, 2010, FBC Mortgage, LLC (“FBC”) and the Company entered into a certain Agreement for Sale of Business where FBC purchased the Company’s 49% equity interest in Floridian Financial Mortgage, LLC (“Floridian Financial Mortgage”) for approximately $118 thousand. Subsequent to the sale of the Company’s equity interest, FBC and the Company’s two banking subsidiaries, Orange Bank and Floridian Bank, entered into a marketing arrangement where FBC will pay each bank a monthly fee for marketing services.

Item 1.02	Termination of a Material Definitive Agreement.

On December 31, 2010, the Company and FBC terminated the joint venture of Floridian Financial Mortgage, as a result of FBC’s purchase of the Company’s interests in Floridian Financial Mortgage. The information disclosed under Item 1.01 entitled “Sale of Interest in Floridian Financial Mortgage, LLC” is hereby incorporated by reference into this Item 1.02.

Item 2.06.	Material Impairments.

On December 30, 2010, the Board of Directors of Orange Bank approved a series of actions as a result of a comprehensive review of Orange Bank’s operating expenses. Those actions include closing the Dr. Phillips and Winter Garden branches of Orange Bank. The closure of these branches are subject to regulatory approval and are expected to close in the first quarter of 2011. In addition, on January 4, 2011, Orange Bank entered into an Agreement to Purchase Assets and Assume Liabilities to sell the Inverness branch of Orange Bank to Old Florida. The sale is subject to regulatory approval and is expected to close in the first quarter of 2011.

As a result of this decision, in accordance with generally accepted accounting principles, management expects to record a non-cash impairment charge of approximately $1.5 million ($935 thousand after-tax) in the quarter ended December 31, 2010. The charge includes approximately $1.1 million in lease termination fees and $260 thousand in a valuation adjustment to the Inverness branch property. No additional charges or future cash expenditures are expected at this time, however, amounts are still being finalized. Additional details of these actions will be provided in the Company’s Form 10-K to be filed on or before March 31, 2011.

Item 7.01.	Regulation FD Disclosure.

On January 5, 2011, the Company issued a press release announcing the Orange Bank branch closures. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under Item 7.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Caution Concerning Forward-Looking Statements

The SEC encourages companies to disclose forward-looking information so investors can better understand a company’s future prospects and make informed investment decisions. This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements about our beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements.

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual future results may differ materially from those set forth in our forward-looking statements.

All of the forward-looking statements are qualified in their entirety by reference to the factors discussed under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, and our other filings with the SEC as well as: legislative or regulatory changes; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the accuracy of our financial statement estimates and assumptions, including our allowance for loan losses; the effects of the health and soundness of other financial institutions, including the FDIC’s need to increase Deposit Insurance Fund assessments; the loss of our key personnel; our need and our ability to incur additional debt or equity financing; our ability to execute our growth strategy through expansion; inflation, interest rate, market and monetary fluctuations; the effects of our lack of a diversified loan portfolio, including the risk of geographic concentration; the frequency and magnitude of foreclosure of our loans; our customers’ willingness and ability to make timely payments on their loans; fluctuations in collateral values; effect of changes in the stock market and other capital markets; the effects of harsh weather conditions, including hurricanes; the effects of man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject; our customers’ perception of the safety of their deposits at our banks; changes in the securities and real estate markets; increased competition and its effect on pricing; technological changes; changes in monetary and fiscal policies of the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems; changes in consumer spending and saving habits; changes in accounting principles, policies, practices or guidelines; effect of government’s action to the financial market crisis, including the possible nationalization of certain financial institutions; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the SEC; and our ability to manage the risks involved in the foregoing.

However, other factors besides those referenced also could adversely affect our results, and you should not consider any such list of factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements made by us or on our behalf speak only as of the date they are made. We do not undertake to update any forward-looking statement, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Agreement for Sale of Business by and between Floridian Financial Group, Inc. and FBC Mortgage, LLC, dated December 31, 2010.
10.2	Agreement to Purchase Assets and Assume Liabilities by and between Orange Bank of Florida and Old Florida National Bank, dated January 4, 2011.
99.1	Text of press release of Floridian Financial Group, Inc. regarding financial branch closures, dated January 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDIAN FINANCIAL GROUP, INC.

Date:	January 6, 2011	By:	/s/ Michael V. Kearney
Michael V. Kearney,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement for Sale of Business by and between Floridian Financial Group, Inc. and FBC Mortgage, LLC, dated December 31, 2010.
10.2	Purchase and Assumption Agreement by and between Orange Bank of Florida and Old Florida National Bank, dated January 4, 2011.
99.1	Text of press release of Floridian Financial Group, Inc. regarding financial branch closures, dated January 5, 2011.